Highland Floating Rate Opportunities Fund

Item G.1.a.i. - Legal Proceedings

Case or Docket Number: 05-15-01463-CV

Full Names of Principal Parties: Claymore Holdings, LLC
v. Credit Suisse AG, Cayman Islands Branch and Credit
Suisse Securities (USA) LLC

Brief Description: Two Highland-managed funds, the
Highland Floating Rate Opportunities Fund and the
NexPoint Strategic Opportunities Fund, are the beneficiaries of a +$360 million judgment against Credit
Suisse related to a syndicated real estate transaction fraudulently underwritten by Swiss bank. Credit Suisse is appealing the judgment against it. The two funds also are participants in a similar action against Credit Suisse related to five additional real estate deals in which the funds allege Credit Suisse committed fraud in relation to the underwriting.